QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIPS BAY MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KIPS BAY MEDICAL, INC.
3405 Annapolis Lane North, Suite 200
Minneapolis, Minnesota 55447
Ph: (763) 235-3540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 18, 2011

To our Stockholders:

        The 2011 Annual Meeting of the Stockholders (the "2011 Annual Meeting") of Kips Bay Medical, Inc. (the "Company") will be held on Wednesday, May 18, 2011, at the Minneapolis Club – Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the 2011 Annual Meeting will begin at 3:15 p.m. Central Time ("CT"). The 2011 Annual Meeting will commence at approximately 3:30 p.m. CT. The purposes of the 2011 Annual Meeting are to:

  (1)
  Elect four (4) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successors are elected and qualified;

  (2)
  Consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountant for 2011.

  (3)
  Transact such other business as may properly come before the 2011 Annual Meeting and any adjournment or postponement.

        Any action may be taken on any one of the foregoing proposals at the 2011 Annual Meeting on the date specified above, or on any date or dates to which the 2011 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2011 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the "Proxy Statement"). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card, voting by internet or telephone, or would like directions to the 2011 Annual Meeting, please call the Company at (763) 235-3540.

        Only stockholders that were listed on the Company's records at the close of business on Friday, April 15, 2011, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2011 Annual Meeting and to vote at the 2011 Annual Meeting and any adjournments thereof. The stock transfer books of the Company will not be closed.

        All stockholders are cordially invited to attend the 2011 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests all stockholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, or to vote by internet or telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the 2011 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2011 Annual Meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to insure a quorum. Please mail your executed proxy card to the Company's stock transfer agent in the enclosed envelope. No postage is required if mailed in the United States.

By order of the Board of Directors,

Manny Villafaña
Chairman of the Board and Chief Executive Officer
Minneapolis, Minnesota
April 28, 2011

 Proxy Statement
2011 Annual Meeting of Stockholders
Wednesday, May 18, 2011
3:30 p.m. CT

        This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Kips Bay Medical, Inc., a Delaware corporation (the "Company"), for use at the 2011 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 18, 2011 (the "2011 Annual Meeting"), and at any adjournment thereof. The 2011 Annual Meeting will be held at the Minneapolis Club – Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the 2011 Annual Meeting will begin at approximately 3:15 p.m. Central Time ("CT"). The 2011 Annual Meeting will commence at approximately 3:30 p.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about April 28, 2011.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on May 18, 2011:
The Notice, Proxy Statement, Form of Proxy Card, and Annual Report on Form 10-K are available at
https://materials.proxyvote.com/49726K

QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING AND VOTING

Q:    Why did I receive this Proxy Statement?

A:
The Company is soliciting your proxy vote at the 2011 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Friday, April 15, 2011, the record date for the meeting, and are therefore entitled to vote at the 2011 Annual Meeting.

Q:    What is a proxy?

A:
A proxy is your legal designation of another person or persons (the "proxy" or "proxies," respectively) to vote on your behalf. By completing and returning the enclosed proxy card or voting by internet or telephone, you are giving Manny Villafaña and Scott Kellen, the proxies, the authority to vote your shares of common stock at the 2011 Annual Meeting in the manner you indicate on your proxy card or by internet or telephone. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2011 Annual Meeting, or any adjournments thereof.

Q:    When and where is the 2011 Annual Meeting?

A:
The 2011 Annual Meeting will be held on Wednesday, May 18, 2011, at the Minneapolis Club – Founders Room, located at 729 2nd Avenue South, Minneapolis, Minnesota 55402. Registration for the meeting will begin at approximately 3:15 p.m. CT. The 2011 Annual Meeting will commence at approximately 3:30 p.m. CT.

Q:    What am I voting on?

A:
You are voting on the following matters:

•
Proposal 1—The election of the four (4) directors named in this Proxy Statement;

•
Proposal 2—The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2011.

Q:    What does the Board recommend?

A:
The Board recommends a vote:

•
FOR the election of its four director nominees (see Proposal 1);

•
FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2011(see Proposal 2).

Q:    How many votes do I have?

A:
On any matter which may properly come before the 2011 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Friday, April 15, 2011.

Q:    How many shares of common stock may vote at the 2011 Annual Meeting?

A:
At the close of business on Friday, April 15, 2011, there were 15,734,291 outstanding shares of common stock. This means that there may be 15,734,291 votes on any matter presented at the 2011 Annual Meeting.

Q:    What vote is required to approve each of the Proposals?

A:
Proposal 1—Election of Directors—With respect to the election of directors, the four (4) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2011 Annual Meeting. Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Proposal 2—Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accountant for 2011—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2011 Annual Meeting (whether in person or by proxy) will result in the stockholders' ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountant for 2011.

Q:    Do stockholders have cumulative voting rights?

A:
Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee.

Q:    What constitutes a quorum?

A:
Transaction of business may occur at the 2011 Annual Meeting if a quorum is present. The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum. On Friday, April 15, 2011, the Company had 15,734,291 issued and outstanding shares of common stock and, therefore, the presence of 7,867,146 shares will constitute a quorum for the transaction of business at the 2011 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2011 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:    What is the effect of abstentions and withhold votes?

A:
You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on proposal 2. If you abstain from voting on proposal 2, your shares will be deemed present but will not be deemed to have voted in favor of the proposal. An abstention therefore has the same effect as a vote against the proposal.

  If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and proposal 2.

Q:    What is the effect of broker non-votes?

A:
Shares that are held by stock brokers in "street name" may be voted by the stock broker on "routine" matters, such as ratification of our independent registered public accounting firm. To vote on "non-routine" matters, the stock broker must obtain stockholder direction. When the stock broker does not vote the shares, the stock broker's abstention is referred to as a "broker non-vote."

  Brokers do not have discretion to vote shares for the election of directors or any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2011 if you do not provide voting instructions.

  Broker non-votes will be considered present for quorum purposes at the 2011 Annual Meeting. Broker non-votes in connection with the election of directors are not deemed "votes cast," and, since directors are elected by a plurality, will have no effect on the election.

Q:    How do I vote my shares?

A:
If you are a stockholder of record, you may vote your shares of common stock at the 2011 Annual Meeting using any of the following methods:

•
Proxy Card. The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its or their shares of common stock at the 2011 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2011 Annual Meeting in accordance with the stockholder's directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company's stock transfer agent, Wells Fargo Shareowner Services, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director's nominees for directors and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountant for 2011.

  •
  Internet—www.eproxy.com/kips—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

  •
  Telephone 1-800-560-1965—If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

  •
  In person at the 2011 Annual Meeting. All stockholders of record as of Friday, April 15, 2011 may vote in person at the 2011 Annual Meeting. Even if you plan to attend the 2011 Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

  You are a "beneficial owner" of shares held in "street name," rather than a "stockholder of record," if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stock broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the 2011 Annual Meeting unless you obtain a "legal proxy" from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:
Can I change my vote after I have mailed in my proxy card or voted by internet or telephone?

A:
Proxies solicited by the Board of Directors may be revoked at any time prior to the 2011 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•
Voting in person at the 2011 Annual Meeting;

•
Returning a later-dated signed proxy card;

•
Entering a new vote by internet or telephone; or

•
Giving personal or written notice of the revocation to the Company's Chief Financial Officer, Scott Kellen, at the commencement of the 2011 Annual Meeting.

  If your shares are held in "street name" through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:
How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:
If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than four (4) director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

  If you are a record holder and do not mark a choice with respect to the approval of proposal 2, then the proxies solicited by the Board of Directors will be voted FOR the approval of the proposal. If you mark contradicting choices on your proxy card, such as a mark both FOR and

  AGAINST the approval of the proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

Q:    Who can attend the 2011 Annual Meeting?

A:
All stockholders of record as of the close of business on Friday, April 15, 2011 may attend the 2011 Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a "legal proxy" provided by your custodian, or other similar evidence of ownership.

Q:    What is the record date for the 2011 Annual Meeting?

A:
The Board of Directors has fixed Friday, April 15, 2011, as the record date.

Q:    Who will count the votes?

A:
All proxies submitted to the Company will be tabulated by our stock transfer agent, Wells Fargo Shareowner Services. All shares voted by stockholders of record present in person at the 2011 Annual Meeting will be tabulated by our Corporate Secretary or his designee.

Q:    Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:
How do I nominate a candidate for election as a director at next year's Annual Meeting?

A:
Nominations for director are made by the Board of Directors. Stockholders may nominate a candidate for director for the 2012 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption "CORPORATE GOVERNANCE—Selection of Director Nominees" and contained in the rules and regulations of the Securities and Exchange Commission.

Q:    What is a stockholder proposal?

A:
A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's Proxy Statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card. The deadlines and procedures for submitting stockholder proposals for the 2012 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:
When are stockholder proposals and director nominations due for the 2012 Annual Meeting?

A:
In order to be considered for inclusion in next year's proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than December 30, 2011 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2012 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

  Stockholders who intend to present a proposal or director nomination at the 2012 Annual Meeting of Stockholders without including such proposal or nomination in the Company's proxy statement must, pursuant to the Company's bylaws, deliver to the Company notice of such proposal no earlier than January 19, 2012 (approximately 120 days prior to the one year anniversary of this year's meeting) and no later than February 20, 2012 (approximately 90 days prior to the one year anniversary of this year's meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

  If a stockholder proposal intended to be submitted to the 2012 Annual Meeting of Stockholders does not comply, as determined in the chairman's discretion, with the timeframes and other procedures established by the Company's bylaws, the proposal will be disregarded.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors is currently comprised of five directors. The Board of Directors will be reduced to four directors effective at the 2011 Annual Meeting, and four directors will be elected at the 2011 Annual Meeting to hold office until the 2012 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company's Bylaws. All four of the nominees named herein are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

        The four nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards or by internet or telephone voting, the proxies will vote all valid proxies for the four nominees identified below.

Nominees for Election as Directors at the 2011 Annual Meeting

        The Board of Directors has recommended the following persons as nominees for election as directors at the 2011 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Manny Villafaña	70	2007
Arch C. Smith	56	2011
Robert E. Munzenrider	66	2011
Robert J. Sheehy	53	2011

        Certain biographical information relating to each of the director nominees is set forth below:

        Manny Villafaña is our founder, and has been our Chairman of the Board and Chief Executive Officer since our inception in 2007. Prior to founding us and since 1999, Mr. Villafaña founded and served as Chairman of the Board and Chief Executive Officer of CABG Medical, Inc., formed to develop an artificial coronary graft for use in bypass surgery. From 1987 to 2004, Mr. Villafaña founded and served as Chairman of the Board and Chief Executive Officer of ATS Medical, Inc., which developed open-pivot mechanical heart valves. ATS Medical was subsequently acquired by Medtronic,

Inc. From 1976 to 1982, Mr. Villafaña founded and served as President and Chairman of the Board of St. Jude Medical, Inc. From 1972 to 1976, Mr. Villafaña founded and served as President and Chairman of the Board of Cardiac Pacemakers, Inc., or CPI, a cardiac rhythm management company. CPI was ultimately acquired by Eli Lilly and Company, which spun out CPI as Guidant Corporation. Guidant was, in turn, purchased by Boston Scientific Corporation.

        Mr. Villafaña has received numerous awards and honors, including the "Living Legend of Medicine" award from the International Society of Cardio Thoracic Surgeons, the Ellis Island Medal of Honor, the Grand Prize Recipient—Mediterranean Institute of Cardiology, the Ernst & Young LLP National Master Entrepreneur of the Year, the Top 100 Hispanics in the USA, the Boys and Girls Club of America Hall of Fame, and induction into the Minnesota Business Hall of Fame. We believe that Mr. Villafaña's nearly 40 years of experience in healthcare, his proven and respected leadership, and his deep commitment to us as our founder will be valuable in helping to guide us in the years ahead.

        Arch C. Smith joined us as a director in February 2011 and is currently an active private investor focusing on medical technologies. From April 2005 to May 2010, Mr. Smith was a Venture Partner at Sight Line Partners, a venture capital firm focused on investments in later stage private medical device companies. From 1984 to 2003, Mr. Smith worked for Piper Jaffray, a Minneapolis-based investment bank. Mr. Smith contributed in roles of increasing responsibility and most recently as a senior healthcare analyst and Managing Director for equity research, specializing in medical technology companies. Mr. Smith initially covered large capitalization stocks in the cardiovascular device arena, but later shifted the focus of his practice to small capitalization medical technology companies. Mr. Smith served on the board of directors for CABG Medical, Inc. from 2004 to 2006. Mr. Smith serves on the board of the Minneapolis Heart Institute Foundation. We believe that, as a successful venture capitalist, Mr. Smith brings important strategic insight to our board, as well as a wealth of experience working with the investment community.

        Robert E. Munzenrider joined us as a director in February 2011 and is a retired financial and operating executive. From 2000 to 2002, Mr. Munzenrider was President of Harmon AutoGlass, a subsidiary of Apogee Enterprises, Inc. In 1999, he served as Vice President and Chief Financial Officer of the Glass Services Segment of Apogee Enterprises. He also served as Executive Vice President and Chief Financial Officer of Eliance Corp., an e-commerce service provider, during part of 1999. From 1998 to 1999, Mr. Munzenrider served as Vice President and Chief Financial Officer of St. Jude Medical, Inc. Mr. Munzenrider has served on the board of directors for Viad Corp. since 2004 and Angeion Corp. since 2010. Mr. Munzenrider also served on the board of directors for Criticare Systems, Inc. from 2007 to 2008, the board of directors for CABG Medical, Inc. from 2004 to 2006, and the board of directors for ATS Medical, Inc. from 2003 to 2010. He is also a Trustee Emeritus on the University of Montana Foundation. We believe that Mr. Munzenrider's significant leadership experience in consumer-focused industries adds valuable expertise and insight to our board.

        Robert J. Sheehy joined us as a director in February 2011 and is an Operating Partner and member of the Strategic Advisory Board of Genstar Capital, a San Francisco based private equity firm that invests in leading middle-market companies. From 2007 to 2008, Mr. Sheehy served as Senior Vice President for UnitedHealth Group, Inc. From 2000 to 2007, Mr. Sheehy served as Chief Executive Officer of UnitedHealthcare, Inc., a division of UnitedHealth Group. From April 1998 to December 2000, Mr. Sheehy was President of UnitedHealthcare. Prior to April 1998, Mr. Sheehy served in various capacities with UnitedHealth Group. We believe that Mr. Sheehy brings strategic insight and leadership and a wealth of experience in healthcare to our board, as well as knowledge of regulations and issues facing healthcare providers and medical device companies.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2011 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The four nominees receiving the greatest number of votes will be elected as directors.

        THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

        The Company's Audit Committee has selected Ernst & Young LLP as the Company's independent registered public accountant for the year ending December 31, 2011 ("2011"). Ernst & Young LLP has been the Company's independent registered public accountant since 2010. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

        A representative of Ernst & Young LLP is expected to be present at the 2011 Annual Meeting of Stockholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Audit Fees

        The following table presents fees for professional services billed by Ernst & Young LLP to the Company for the audit of the Company's annual financial statements for the years ended December 31, 2010 and 2009. No audit-related fees, tax fees or other fees were billed by Ernst & Young LLP to the Company for professional services related to the years ended December 31, 2010 and 2009.

Category	Year	Fees
Audit Fees(1)	2010	$325,000
	2009	$35,000

(1)
Audit fees represent fees billed for professional services related to the audit of the Company's annual financial statements and services related to the Registration Statement on Form S-1 filed in connection with its initial public offering completed in February 2011.

Audit Committee Pre-Approval Policies and Procedures

        Beginning in 2011, the Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement. As our Audit Committee was not established until the effectiveness of our Registration Statement on Form S-1 filed in connection with our initial public offering in February 2011, the audit services referenced above were pre-approved by our Chairman, Chief Executive Officer and sole director.

Required Vote and Board Recommendation

        If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2011 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR 2011.

OTHER INFORMATION

CORPORATE GOVERNANCE

Independence

        Our Board of Directors has five members: Manny Villafaña, Michael P. Winegar, Arch C. Smith, Robert E. Munzenrider and Robert J. Sheehy. The Board has determined that Messrs. Villafaña and Winegar are not independent due to their receipt of payments from the Company as compensation for services provided as executive officers of the Company. All remaining directors are "independent" within the definition provided by NASDAQ Rule 5605.

        The Board of Directors was comprised of one member, Manny Villafaña, since our founding in 2007 through the effectiveness of our Registration Statement on Form S-1 filed in connection with our initial public offering in February 2011. At that time, Messrs. Winegar and Munzenrider joined the Board of Directors. Messrs. Smith and Sheehy joined the Board of Directors at the closing of our initial public offering, also in February 2011. During 2010, our sole director took board action in writing on four occasions. The Board of Directors encourages all directors to attend the Company's annual meetings, but does not have a formal attendance policy.

        The Board of Directors has an Audit Committee, Compensation Committee and Governance/Nominating Committee, each of which was established in February 2011 in connection with our initial public offering.

The Board's Role in Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on financial and accounting risks and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officers. The Company has determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

        One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman of the Board and Chief Executive Officer, together with a

Lead Independent Director having the duties described in the following section, is in the best interests of the stockholders because it promotes strategy development and execution and facilitates information flow with management to aid in the Board's evaluation of management's performance. The Board believes that the Company's Chief Executive Officer is best situated to serve as Chairman of the Board because of his unique familiarity with the Company's history, business and industry, which makes him most capable of effectively leading discussions among directors of diverse backgrounds and experience regarding the Company's operations and strategy identification, execution and evaluation.

        Because the Board has determined that our Chairman of the Board and Chief Executive Officer does not satisfy the definition of "independence" as set forth in NASDAQ Rule 5605, our Board of Directors has appointed Robert E. Munzenrider to serve as "Lead Independent Director." The Lead Independent Director has the responsibility of presiding at all executive sessions of the Board of Directors, consulting with the Chairman of the Board and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman of the Board and Chief Executive Officer and advising him on the efficiency of the board meetings, facilitating teamwork and communication between the non-management directors and management.

Code of Ethics

        The Company has adopted a Code of Ethics (the "Code"), which is applicable to all directors, officers and employees of the Company. The Code covers all areas of professional conduct, including customer and supplier relationships, conflicts of interest, insider trading, confidential information, accuracy of company records, public disclosures, contact with government officials, and workplace behavior. It requires strict adherence to all laws and regulations applicable to our business. The Code requires all persons to bring any violations and suspected violations of the Code to the Company's attention, through their supervisor, management, outside legal counsel, or by confidentially contacting the Chairman of the Audit Committee. The Code is posted to the Investors section of our website at www.kipsbaymedical.com. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

        The principal functions of the Audit Committee are to evaluate and review the Company's financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company's independent auditor, appoints the Company's independent auditor, approves fees to be paid to our independent auditor, and reviews the Company's financial statements with management and the independent auditor. The Audit Committee has recommended to the Board of Directors the appointment of Ernst & Young LLP to serve as the Company's independent auditor for 2011.

        The Audit Committee operates under a written charter, which is available on the Investors section of our website at www.kipsbaymedical.com. Under the charter, the Audit Committee must be comprised of not less than three members of the Board of Directors and its composition must otherwise satisfy NASDAQ and SEC requirements applicable to audit committees. The members of the Company's Audit Committee are Robert E. Munzenrider (Chairman), Arch C. Smith and Robert J. Sheehy, all of whom have been determined by the Board of Directors to be independent under the definition of "independence" provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Munzenrider is an "audit committee financial expert" as defined by applicable SEC regulations. The Audit Committee was established in February 2011.

Report of the Audit Committee

        The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission ("SEC") or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

        The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

        The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2010. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditor, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with Ernst & Young LLP their independence from management and the Company. The Audit Committee has considered whether the provision of services by Ernst & Young LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q are compatible with maintaining Ernst & Young LLP's independence, and has determined that they are compatible and do not impact Ernst & Young LLP's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company's Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the year ended December 31, 2010.

Audit Committee

Robert E. Munzenrider, Chairman
Arch C. Smith
Robert J. Sheehy

Compensation Committee

        The members of the Compensation Committee are Robert J. Sheehy (Chairman), Robert E. Munzenrider and Arch C. Smith, all of whom are independent within the definition of "independence" provided by NASDAQ Rule 5605. The Compensation Committee operates under a written charter, which is available on the Investors section of our website at www.kipsbaymedical.com.

        The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies for employees, although the Company's Chief Executive Officer is responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934, and works with the Compensation Committee on specific terms of compensation for Section 16 officers, subject to approval by the Board of Directors. The Compensation Committee is also responsible for recommending to the Board of Directors the base salaries, salary increases, equity awards and other benefits for the Company's executive officers. The Board of Directors retains authority to set director compensation, although the Compensation Committee makes recommendations to the Board of Directors on director compensation. Additionally, the Compensation Committee administers the Company's 2007 Long-Term Incentive Plan and grants stock options pursuant to such plan. Neither the Compensation Committee nor the Board of Directors engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations; however, such subcommittees are not permitted to have decision-making authority and are required to report regularly to the full Compensation Committee. The Compensation Committee was established in February 2011.

Governance/Nominating Committee

        The members of the Governance/Nominating Committee are Robert E. Munzenrider (Chairman), Robert J. Sheehy and Arch C. Smith, all of whom are independent within the definition of "independence" provided by NASDAQ Rule 5605. The Governance/Nominating Committee operates under a written charter, which is available on the Investors section of our website at www.kipsbaymedical.com. In accordance with NASDAQ requirements, all four of the director nominees for the 2011 Annual Meeting were approved by the Governance/Nominating Committee comprised of independent directors. The Governance/Nominating Committee was established in February 2011.

        The principal purpose of the Governance/Nominating Committee is to identify and evaluate qualified individuals for membership on the Board of Directors. The Governance/Nominating Committee annually considers the size, composition and needs of the Board of Directors in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders.

Selection of Director Nominees

        In selecting nominees for directors, the Governance/Nominating Committee will consider all candidates submitted, including incumbent Board of Directors members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Governance/Nominating Committee to enact the mission and business purposes of the Company. Our Principles of Corporate Governance specify that directors must have certain minimum qualifications, including governance, business and professional experience, industry awareness/knowledge, stakeholder awareness, and high standards of personal ethics.

        In addition, diversity is a factor in evaluating director nominees. The Governance/Nominating Committee considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a Board of Directors with complementary skill sets and viewpoints. The Governance/Nominating Committee and Board of Directors has not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

        Currently, the Company does not engage any third parties to identify or evaluate potential nominees. The Governance/Nominating Committee will consider director candidates recommended by holders of the Company's common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2011 Annual Meeting.

        In order for a candidate to be considered for nomination by the Governance/Nominating Committee, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

  (1)
  the full name and address of the stockholder submitting the recommendation;

  (2)
  the number of shares of common stock of the Company owned by the stockholder submitting the recommendation;

  (3)
  the full name and address of the director candidate;

  (4)
  the age of the director candidate;

  (5)
  a five-year business history of the director candidate;

  (6)
  the amount of common stock of the Company owned by the director candidate;

  (7)
  whether the director candidate can read and understand basic financial statements;

  (8)
  the director candidate's other board memberships, if any;

  (9)
  any family relationships between the director candidate and any executive officer or current director of the Company;

  (10)
  any business transactions between the director candidate or the candidate's business and the Company;

  (11)
  a written consent of the director candidate to be named in the Company's proxy statement and to serve as a director if elected; and

  (12)
  a written consent of the stockholder submitting the recommendation to be named in the Company's proxy statement.

        Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Governance/Nominating Committee may require the stockholder or nominee to furnish additional information to evaluate the nominee's suitability. In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded. The non-employee director nominees who are standing for election at the 2011 Annual Meeting, Messrs. Smith, Munzenrider, and Sheehy, were initially appointed to Company's Board of Directors by the Company's Chairman and Chief Executive Officer, who at the time was the sole director.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

        Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Executive Officer of the Company at the Company's principal place of business at 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447. The Chief Executive Officer of the Company will promptly send the communication to each member of the Board of Directors.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of April 15, 2011 including:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        The percentage ownership information shown in the table is based upon 15,734,291 shares of common stock outstanding as of April 15, 2011.

        Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before that date that is 60 days after April 15, 2011. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

        Unless otherwise noted below, the address for each person or entity listed in the table is c/o Kips Bay Medical, Inc., 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447.

	Beneficial Ownership
			Percent of Class
	Shares Held	Options(2)
5% Stockholders
Kips Bay Investments, LLC(1)	6,789,056	—	42.9%
8500 Normandale Lake Boulevard, Suite 600,
Bloomington, MN 55437
Directors and Named Executive Officers
Manny Villafaña	5,400,000	—	34.3
Robert E. Munzenrider	30,000	—	*
Arch C. Smith	34,200	18,750	*
Robert J. Sheehy	46,667	—	*
Michael Winegar	300,000	68,750	2.3
Scott Kellen	—	12,500	*
All directors and executive officers as a group (6 persons)	5,810,867	100,000	37.3

*
Less than 1%.

(1)
Kips Bay Investments, LLC is directly owned by Nasser J. Kazeminy, Yvonne P. Kazeminy, Triomphe Investments I, LLC, Triomphe Investments II, LLC, Triomphe Investments III, LLC and Triomphe Investments IV, LLC, each of which hold shared voting and dispositive power with respect to the shares held by Kips Bay Investments, LLC. Triomphe Investments I, LLC, Triomphe Investments II, LLC, Triomphe Investments III, LLC, and Triomphe Investments IV, LLC are 100% controlled by trusts for the benefit of Nasser J. Kazeminy's family. The trustees of such trusts are Nader C. Kazeminy, Tanya M. Kazeminy-Mackay, and U.S. Bank National Association, SD.

(2)
Represents options exercisable within 60 days of April 15, 2011.

EXECUTIVE COMPENSATION

Overview

        In this section, we describe our compensation programs and policies and the material elements of compensation for the year ended December 31, 2010 for our Chairman and Chief Executive Officer, our Chief Operating Officer and Vice President of Regulatory Affairs and our Chief Financial Officer, Vice President of Finance, and Secretary. We refer to these persons as our "named executive officers" elsewhere in this Proxy Statement. We did not have any other executive officers in 2010, and we have not hired any additional executive officers to date.

        Decisions on the components of our compensation programs were, until the effectiveness of the registration statement filed in connection with our initial public offering, the responsibility of our Chairman and Chief Executive Officer. Following the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, our compensation committee became responsible for reviewing and evaluating these components, including employee base salaries and benefit plans. The compensation committee provides advice and recommendations to the board of directors on such matters. See "Corporate Governance—Compensation Committee" for further details on the role of the compensation committee.

Employment Agreements

Manny Villafaña

        We entered into an employment agreement with Mr. Villafaña on July 19, 2007. This agreement provided for an initial base salary of $275,000, which was increased to $304,500 in 2009 and to $319,700 effective July 2010. Mr. Villafaña may be awarded discretionary bonuses as determined by our board of directors and is entitled to participate in any employee benefit plans we sponsor.

        Pursuant to the employment agreement, if we terminate Mr. Villafaña's employment without cause, he is entitled to his base salary for the entire term of the employment agreement, which expires on July 1, 2012. For benefits payable upon a change in control, see "Severance Benefits and Change in Control Arrangements."

        The employment agreement also contains provisions relating to confidential information, requiring Mr. Villafaña to refrain from disclosing any of our proprietary information, and to assignment of inventions, obligating Mr. Villafaña to assign to us any inventions which directly concern our eSVS MESH or future products, research, or development, or which result from work he performs for us or using our facilities. Further, Mr. Villafaña's employment agreement contains certain provisions concerning his post-employment activities. Pursuant to the agreement, he has agreed not to compete with us for a period of two years after the termination of his employment, provided that we make a monthly payment to Mr. Villafaña equal to his base salary rate at the time of termination, adjusted based upon changes in the consumer price index, beginning with the first month after termination of employment and continuing until the non-competition provision expires. Such two-year non-competition period will automatically be extended by one year increments, up to a total of five years, unless terminated by us, provided we continue making the monthly payments set forth above. Mr. Villafaña will also be entitled to continue his participation in our medical benefits plan for the term of the non-competition provision, provided he continues to pay the employee portion of the premium. Following the termination of his employment with us, Mr. Villafaña has also agreed to consult on non-confidential matters at the request of our board of directors.

Michael P. Winegar and Scott Kellen

        We entered into employment agreements with Mr. Winegar on September 1, 2007 and Mr. Kellen on February 8, 2010. Mr. Winegar's employment agreement provided for an initial base salary of $175,000, which was increased to $210,000 in 2009 and to $231,000 effective July 2010. Mr. Kellen's employment agreement provided for an annual base salary of $185,000, which was increased to $194,300 effective July 2010. As explained further in "Overview" above, these compensation amounts were determined by our Chief Executive Officer and Chairman.

        Mr. Winegar and Mr. Kellen are both at-will employees. Therefore, their employment agreements do not have defined terms, and may be terminated by the executive or by us for any reason or no reason with ten days prior notice.

        Although we may, in our discretion, provide Mr. Winegar or Mr. Kellen with severance benefits upon termination of their employment, neither executive is entitled to severance benefits. For benefits payable upon a change in control, see "Severance Benefits and Change in Control Arrangements."

        Pursuant to non-competition and non-solicitation provisions of their employment agreements, both Mr. Winegar and Mr. Kellen have agreed not to compete with us for a period of one year following termination of their employment. The employment agreements also contain provisions relating to confidential information and assignment of inventions, which require Mr. Winegar and Mr. Kellen to refrain from disclosing any of our proprietary information and to assign to us any inventions which directly concern our eSVS MESH or future products, research, or development, or which result from work they perform for us or using our facilities.

        On April 11, 2011, Mr. Winegar notified the Company of his intention to retire from his position as an executive officer and employee of the Company. Mr. Winegar will remain with the Company in his current positions in order to participate in the transition and training of the Company's new Vice President of Regulatory and Clinical Affairs.

Base Salary

        Base salaries for our named executive officers are established based on the executive's level of responsibility and years of experience, taking into account competitive trends. Base salaries of all employees, including executive officers, are reviewed annually and may be increased for merit reasons or due to overall company performance.

Equity Awards

        Equity awards to our named executive officers generally consist of incentive stock options. For a description of the terms and conditions of our stock option plan, see "Employee Benefit Plans—2007 Long-Term Incentive Plan."

        Upon commencement of his employment with us, Mr. Winegar received an incentive stock option to purchase 50,000 shares of our common stock at an exercise price of $1.00 per share. One-quarter of the total number of shares subject to the option vested on each of September 1, 2008, 2009 and 2010, and an additional one-quarter of the total number of shares will vest on September 1, 2011. In June 2008, January 2009, September 2009, and January 2010, Mr. Winegar received additional incentive stock options to purchase 10,000, 30,000, 10,000, and 25,000 shares, respectively, of our common stock at exercise prices per share of $5.83, $5.83, $6.00, and $7.00, respectively. Each of these option grants vests, in the aggregate, as to one-fourth of the shares on the first anniversary of the grant date and annually thereafter until the fourth anniversary of the grant date.

        Upon commencement of his employment with us, Mr. Kellen received an incentive stock option to purchase 50,000 shares of our common stock at an exercise price of $7.00 per share. One-quarter of the total number of shares subject to the option vested on each of February 8, 2011, and an additional one-quarter of the total number of shares will vest on February 8, 2012, 2013, and 2014, respectively.

        There were no options exercised by any of our named executive officers during 2010.

Non-Equity Incentive Compensation

        We did not award any non-equity incentive compensation to any of our named executive officers in 2010.

Retirement Plan and Other Benefits

        We offer a SIMPLE IRA plan and health, disability, and life insurance to our full-time employees, including our named executive officers. For a description of the terms and conditions of our SIMPLE IRA plan, see "Employee Benefit Plans—Retirement Plan and Other Benefits."

Nonqualified Deferred Compensation

        We currently do not maintain any nonqualified deferred compensation plans.

Perquisites and Other Personal Benefits

        We provide Mr. Winegar with a car allowance of $500 per month.

Severance Benefits and Change in Control Arrangements

        We have agreed to provide the severance benefits and change in control arrangements described below to our named executive officers.

Manny Villafaña

        Pursuant to his employment agreement, if we terminate Mr. Villafaña's employment without cause, he is entitled to his base salary for the entire term of the agreement. The agreement will expire on July 1, 2012.

        Pursuant to the agreement, Mr. Villafaña has agreed not to compete with us for a period of two years after the termination of his employment, subject to extension by us for three additional years, provided that we make a monthly payment to Mr. Villafaña equal to his base salary rate at the time of termination, adjusted based upon changes in the consumer price index, beginning with the first month after termination of employment and continuing until the non-competition provision expires. Mr. Villafaña will also be entitled to continue his participation in our medical benefits plan, provided he continues to pay the employee portion of the premium. Such benefits will continue until the expiration of the non-competition provision, which, as discussed in "Employment Agreements" above, will be a period of not less than two years and not more than five years.

        We also entered into a change in control agreement with Mr. Villafaña on September 12, 2008. Under the terms of this agreement, if, within 24 months of a change in control, Mr. Villafaña's employment is terminated by us other than for cause, or if he resigns for good reason, Mr. Villafaña will be entitled to a prorated portion of any annual incentive bonus for the year in which the termination occurs and a severance benefit equal to three years of his base salary. The change in control agreement will expire on September 12, 2011, but will be automatically extended by one-year increments thereafter unless either party provides written notice to the other of the intent not to extend the agreement.

Michael P. Winegar and Scott Kellen

        Under the terms of their employment agreements, neither Mr. Winegar nor Mr. Kellen is entitled to any severance benefits upon termination of employment. However, we may, in our sole discretion, provide them with severance benefits.

        We entered into change in control agreements with Mr. Winegar, effective September 12, 2008, and Mr. Kellen, effective February 8, 2010. Under the terms of these agreements, if, within 24 months of a change in control, either executive is terminated by us for a reason other than cause or resigns for good reason, he will be entitled to a prorated portion of any annual incentive bonus for the year in which the termination occurs and a severance benefit equal to two years of his base salary. The change in control agreements expire three years from their effective dates, but will be automatically extended by one-year increments unless either party provides written notice to the other of the intent not to extend the agreement.

Summary Compensation Table for 2010

        The following table provides information regarding the compensation earned during the years ended December 31, 2010 and 2009 by our Chairman and Chief Executive Officer, who also served as our Chief Financial Officer in 2009, our Chief Operating Officer and Vice President of Regulatory Affairs, and our Chief Financial Officer, Vice President of Finance, and Secretary. We refer to these persons as our "named executive officers" elsewhere in this Proxy Statement. We did not have any other executive officers in 2010.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Manny Villafaña	2010	$311,527	$—	$9,501	$321,028
Chairman and Chief Executive Officer(3)	2009	296,692	—	8,901	305,593
Michael Winegar	2010	219,692	90,023	12,746	322,461
Chief Operating Officer and Vice President of Regulatory Affairs	2009	204,279	114,131	12,128	330,538
Scott Kellen	2010	164,365	179,598	5,081	349,044
Chief Financial Officer, Vice President of Finance and Secretary(4)

(1)
The value of each of the option awards was computed in accordance with FASB ASC Topic 718 without consideration of forfeitures. Valuation assumptions are described in the notes to financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2010. See the table entitled "Outstanding Equity Awards at December 31, 2010" and our discussion of stock-based compensation under "Employee Benefit Plans." Each stock option is an incentive stock option with a ten-year term, and vests, in the aggregate, as to one-fourth of the shares on the first anniversary of the grant date and annually thereafter until the fourth anniversary of the grant date.

(2)
Represents our match of Mr. Villafaña's, Mr. Winegar's and Mr. Kellen's contributions to their SIMPLE IRA accounts. See our discussion of our SIMPLE IRA plan under "Employee Benefit Plans—Retirement Plan and Other Benefits." The amount provided for Mr. Winegar also includes the $6,000 car allowance discussed under "Perquisites and Other Benefits."

(3)
In addition to his roles as Chairman and Chief Executive Officer, Mr. Villafaña also served as Chief Financial Officer in 2009.

(4)
Mr. Kellen joined the Company as its Chief Financial Officer, Vice President of Finance and Secretary on February 8, 2010.

Outstanding Equity Awards at December 31, 2010

        The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers as of December 31, 2010. Since our inception, Mr. Winegar and Mr. Kellen are the only named executive officers who have been granted option awards. Each award was granted pursuant to our 2007 Long-Term Incentive Plan.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Michael Winegar	9/1/2007	37,500	(1)	12,500	(1)	$1.00	9/1/2017
	6/1/2008	5,000	(2)	5,000	(2)	5.83	6/1/2018
	1/1/2009	7,500	(3)	22,500	(3)	5.83	1/1/2019
	9/4/2009	2,500		7,500	(4)	6.00	9/4/2019
	1/22/2010	—		25,000	(5)	7.00	1/22/2020
Scott Kellen	2/8/2010	—		50,000	(6)	7.00	2/8/2020

(1)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 50,000 shares of our common stock. This option vests in four annual installments beginning on September 1, 2008.

(2)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 10,000 shares of our common stock. This option vests in four annual installments beginning on June 1, 2009.

(3)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 30,000 shares of our common stock. This option vests in four annual installments beginning on January 1, 2010.

(4)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 10,000 shares. This option vests in four annual installments beginning on September 4, 2010.

(5)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 25,000 shares. This option vests in four annual installments beginning on January 22, 2011.

(6)
Represents shares granted pursuant to an incentive stock option agreement for an aggregate of 50,000 shares. This option vests in four annual installments beginning on February 8, 2011.

Employee Benefit Plans

2007 Long-Term Incentive Plan

        Our 2007 Long-Term Incentive Plan, or the 2007 Plan, was adopted by our board of directors and approved by our stockholders on July 27, 2007. The 2007 Plan will expire in July 2017, unless sooner terminated by our board of directors. Under the 2007 Plan, we may grant incentive stock options, nonqualified stock options, restricted stock awards, stock appreciation rights, and other performance awards to our officers, directors, employees, consultants, and advisors.

Retirement Plan and Other Benefits

        We sponsor a SIMPLE IRA retirement plan, which covers substantially all qualified full-time employees. This plan provides that each employee may elect to contribute to an individual retirement plan through salary reduction contributions. We currently match each employee's contribution to the plan up to 3% of the employee's base annual wage. We also offer health, disability, and life insurance to our full-time employees.

 DIRECTOR COMPENSATION

        Until the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, Manny Villafaña was our sole director and the chairman of our board of directors. Mr. Villafaña is not compensated for his services as a director. Messrs. Munzenrider and Winegar joined our board of directors following the effectiveness of the registration statement filed in connection with our initial public offering in February 2011, and Messrs. Smith and Sheehy joined our board of directors upon the closing of our initial public offering in February 2011. None of our directors received any board-related compensation in 2010.

        Messrs. Smith, Munzenrider, and Sheehy, as our non-employee directors, will each be paid:

  •
  an annual retainer of $18,000;

  •
  a meeting attendance fee of $1,250 per meeting;

  •
  a committee meeting attendance fee of $1,500 and $1,000 per meeting for chairs and members, respectively; and

  •
  annual stipends of $3,000 and $5,000 for the chairmen of the compensation and audit committees, respectively.

        Upon joining the board in February 2011, each non-employee director received a restricted stock grant of 30,000 shares of common stock, which will vest in four annual increments, beginning with the one-year anniversary of the director's appointment to the board. At this time, we do not have a policy regarding annual grants of common stock to our non-employee directors.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information concerning the Kips Bay Medical, Inc. 2007 Long-Term Incentive Plan, which was adopted by the Board of Directors and approved by stockholders in July 2007, as of December 31, 2010.

	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	813,000	$4.12	1,186,000
Equity compensation plans not approved by security holders	—	—	—
Totals	813,000	$4.12	1,186,000

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a summary of transactions since the beginning of 2009 to which we have been a party in which the amount involved exceeded $49,560, which is approximately 1% of the average of our total assets at December 31, 2009 and 2010, and in which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock had or will have a direct or material indirect interest, other than compensation arrangements that are described under the sections of this Proxy Statement entitled "Executive Compensation" and "Director Compensation."

Equity Issuances to Directors, Executive Officers and 5% Stockholders

        The following table shows all issuances of common stock since the beginning of 2009 to holders of more than 5% of our capital stock. There have been no transactions with executive officers or directors during this time not otherwise described under the sections of this Proxy Statement entitled "Executive Compensation" and "Director Compensation."

	Date of Issuance	Number of Shares	Aggregate Purchase Price
5% Stockholders
Kips Bay Investments, LLC	1/12/2009	60,000	$350,000
	3/2/2009	4,800,000	3,000,000
	3/2/2009	347,389	217,188
	3/5/2009	60,000	350,000
	4/17/2009	60,000	350,000
	6/18/2009	120,000	700,000
	6/30/2009	41,667	250,000
	2/16/2010	600,000	3,500,000
	2/16/2010	400,000	250,000

Agreements with Directors and Executive Officers

        Please see "Executive Compensation" for information regarding the employment agreements with, and compensation of, our executive officers.

Agreements with 5% Stockholders

Investment Agreement with Kips Bay Investments, LLC

        We are a party to an Investment Agreement dated, July 19, 2007, with Manny Villafaña and Kips Bay Investments, LLC, or KBI, which had no relationship to us prior to entering into this Investment Agreement. Pursuant to the Investment Agreement, KBI sold us all of its right, title and interest to certain intellectual property assets in exchange for a first secured promissory note, dated July 19, 2007, with a principal amount of $100,000 and loaned to us $2.9 million in exchange for a second secured promissory note dated July 19, 2007 with a principal amount of $2.9 million. The $100,000 note and the $2.9 million note, collectively the Notes, accrued interest at a rate of 9% per annum. All principal and accrued interest under the Notes was convertible into shares of our common stock at a per share price of $0.625 per share. In connection with the issuance of the Notes, we entered into a Loan and Security Agreement with KBI, pursuant to which we granted a security interest in all of our existing and to-be-acquired property and proceeds therefrom, including all intellectual property assets transferred to us pursuant to the first secured promissory note.

        The Investment Agreement also granted KBI two stock purchase options. The first stock purchase option granted KBI the right to purchase 600,000 shares of our common stock for $3.5 million following our determination that our eSVS MESH was suitable for human implantation. The second stock purchase option granted KBI the right to purchase an additional 600,000 shares of our common stock for $3.5 million following the first implantation of our eSVS MESH.

        In April 2008, we determined that our eSVS MESH was suitable for human implantation, and KBI subsequently exercised its first stock purchase option under the Investment Agreement, purchasing an aggregate of 600,000 shares of our common stock for a purchase price of $3.5 million in nine installments from May 2008 to June 2009.

        In August 2008, the first implantation of our eSVS MESH took place thereby satisfying the condition to the second stock purchase option. KBI exercised the second option in February 2010, purchasing an additional 600,000 shares for a purchase price of $3.5 million.

        In March 2009, KBI converted the entire principal amount of $3.0 million and partially converted $217,188 of $467,188 in accrued interest on the Notes into 5,147,389 shares of our common stock at a price of $0.625 per share, and we paid KBI the balance of $250,000 of accrued interest in cash. In connection with KBI's exercise of the second stock purchase option in February 2010, we and KBI entered into an agreement whereby KBI repaid us the $250,000 in cash and we issued KBI 400,000 shares of our common stock at a price of $0.625 per share.

        Due to the conversion of the Notes, exercise of the stock purchase options, and other purchases of our common stock, as of April 15, 2011, KBI beneficially owns 42.9% of our common stock. The Loan and Security Agreement pursuant to which the Notes were issued has no further material force or effect following conversion of the Notes as there is no debt outstanding and no obligation to issue additional debt.

Private Placements of Our Common Stock

        In March 2009, we commenced a private offering of a minimum of 500,000 shares of our common stock and up to a maximum of 1,666,667 shares of our common stock to certain accredited investors at an offering price of $6.00 per share. We sold an aggregate of 516,241 shares of common stock in the private offering, which was completed in August 2009. KBI purchased 41,667 shares of our common stock in this private offering.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all directors and officers timely filed reports of ownership and changes in ownership with the Securities and Exchange Commission, except for Robert J. Sheehy and Arch C. Smith, who each filed an amended Form 3 to report additional holdings that were not reported in their original Form 3 filings.

OTHER INFORMATION

        Management knows of no other matters which may be brought before the 2011 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

        The Company's Annual Report on Form 10-K, including the Company's financial statements and the notes thereto for the year ended December 31, 2010, accompanies the delivery of this Proxy Statement.

        We will provide a copy of the Form 10-K and/or the Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Scott Kellen, Chief Financial Officer, Vice President of Finance and Secretary, at 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on April 15, 2011. The 2010 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC's internet site (www.sec.gov), and at https://materials.proxyvote.com/49726K.

COMPANY # TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1 and 2. 1. Election of directors: 01 Robert J. Sheehy 03 Robert E. Munzenrider Vote FOR Vote WITHHELD 02 Arch C. Smith 04 Manny Villafaña all nominees from all nominees (except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To ratify the appointment of Ernst & Young, LLP as the Company’s Independent Registered Public Accountant for the year 2011. For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET – www.eproxy.com/kips Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 17, 2011. PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 17, 2011. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945 Please detach here

Kips Bay Medical, Inc. 3405 Annapolis Lane North, Suite 200 Minneapolis, MN 55447 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 18, 2011. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1 and 2. By signing the proxy, you revoke all prior proxies and appoint Manny Villafaña and Scott Kellen, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. KIPS BAY MEDICAL, INC. ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 18, 2011 3:30 p.m. CT Minneapolis Club – Founders Room 729 2nd Avenue South Minneapolis, MN 55402

QuickLinks

KIPS BAY MEDICAL, INC. 3405 Annapolis Lane North, Suite 200 Minneapolis, Minnesota 55447 Ph: (763) 235-3540
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 18, 2011
Proxy Statement 2011 Annual Meeting of Stockholders Wednesday, May 18, 2011 3:30 p.m. CT
QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING AND VOTING
PROPOSALS TO BE VOTED UPON PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
OTHER INFORMATION CORPORATE GOVERNANCE
SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS
PRINCIPAL STOCKHOLDERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION
ANNUAL REPORT AND FINANCIAL STATEMENTS